                                                                    EXHIBIT 99


                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE



This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:               11/1/2003
COLLECTION PERIOD ENDING:                 11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:            11/12/2003
DISTRIBUTION DATE:                        12/12/2003
DAYS OF INTEREST FOR PERIOD:                      30
DAYS OF COLLECTION PERIOD                         30
MONTHS SEASONED:                                   9

                                                               ORIGINAL
PURCHASES          UNITS    CUT-OFF DATE   CLOSING DATE      POOL BALANCE
---------          -----    ------------   ------------      ------------
INITIAL PURCHASE   65,308    2/28/2003      3/26/2003      1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2
                   ------     --------       --------      ----------------
TOTAL              65,308                                  1,001,149,138.34

I.    ORIGINAL DEAL PARAMETERS

                                         DOLLAR AMOUNT        # OF CONTRACTS
      Original Portfolio :            $ 1,001,149,138.34           65,308

                                                                          LEGAL FINAL
      Original Securities:               DOLLAR AMOUNT        COUPON       MATURITY
         Class A-1 Notes              $   200,000,000.00      1.25000%    4/12/2004
         Class A-2-A Notes                177,000,000.00      1.59000%    5/12/2006
         Class A-2-B Notes                100,000,000.00     Floating     5/12/2006
         Class A-3 Notes                  228,000,000.00     Floating     7/12/2007
         Class A-4 Notes                  206,000,000.00     Floating     9/12/2009
         Class B Notes                     90,149,138.00      8.00000%    9/12/2009
                                      ------------------
            Total                     $ 1,001,149,138.00

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1)   Beginning of period Aggregate Principal Balance                          (1)  811,584,437.93
                                                                                          --------------
      (2)   Subsequent Receivables Added                                             (2)              --
                                                                                          --------------
            Monthly Principal Amounts

            (3)   Principal Portion of Scheduled
                  Payments Received                          (3)    9,412,587.56
                                                                    ------------
            (4)   Principal Portion of Prepayments
                  Received                                   (4)    9,478,721.16
                                                                    ------------
            (5)   Principal Portion of Liquidated
                  Receivables                                (5)    7,323,252.82
                                                                    ------------
            (6)   Aggregate Amount of Cram Down Losses       (6)              --
                                                                    ------------
            (7)   Other Receivables adjustments              (7)              --
                                                                    ------------
            (8)   Total Principal Distributable Amounts                              (8)   26,214,561.54
                                                                                          --------------
      (9)   End of Period Aggregate Principal Balance                                (9)  785,369,876.39
                                                                                          ==============
      (10)  Pool Factor  (Line 9 / Original Pool Balance)                            (10)        78.4468%
                                                                                          ==============


III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                          CLASS A-1     CLASS A-2-A     CLASS A-2-B    CLASS A-3      CLASS A-4       CLASS B         TOTAL
                          ---------     -----------     -----------    ---------      ---------       -------         -----
(11) Original Note
     Balance           $200,000,000.00 177,000,000.00 100,000,000.00  28,000,000.00 206,000,000.00 90,149,138.00 $1,001,149,138.00
                       --------------- -------------- --------------  ------------- -------------- ------------- -----------------
(12) Beginning of
     period Note
     Balance                      0.00 173,855,189.88  98,223,271.12 228,000,000.00 206,000,000.00 46,417,383.27    752,495,844.27
                       --------------- -------------- --------------  ------------- -------------- ------------- -----------------
(13) Noteholders'
     Principal
     Distributable
     Amount                       0.00  14,573,214.19   8,233,454.35             --             --  6,024,208.61     28,830,877.15
(14) Class A
     Noteholders'
     Accelerated
     Principal
     Amount                         --             --             --             --             --                              --
(15) Class A
     Noteholders'
     Principal
     Carryover
     Amount                         --             --             --             --             --                              --
(16) Policy Claim
     Amount                         --             --             --             --             --                              --
                       --------------- -------------- --------------  ------------- -------------- ------------- -----------------
(17) End of period
     Note Balance                   -- 159,281,975.69  89,989,816.77 228,000,000.00 206,000,000.00 40,393,174.66    723,664,967.12
                       =============== ============== ==============  ============= ============== ============= =================
(18) Note Pool
     Factors
     (Line 17 /
     Line 11)                   0.0000%       89.9898%       89.9898%      100.0000%      100.0000%      44.8071%          72.2834%
(19) Class A
     Noteholders'
     Ending Note
     Balance            683,271,792.46
(20) Class B
     Noteholders'
     Ending Note
     Balance             40,393,174.66
(21) Class A
     Noteholders'
     Beginning Note
     Balance            706,078,461.00
(22) Class B
     Noteholders'
     Beginning Note
     Balance             46,417,383.27
(23) Total
     Noteholders
     Principal
     Distribution
     for Collection
     Period              28,830,877.15
(24) Total
     Noteholders
     Interest
     Distribution
     for Collection
     Period               1,141,815.81

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

      (25)  Total Monthly Principal Collection Amounts                                      (25)   26,214,561.54
      (26)  Required Pro Forma Class A Note Balance (87% x Line 9)   (26)  683,271,792.46          -------------
                                                                           --------------
      (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)        (27)  679,863,899.46
                                                                           --------------
      (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))       (28)    3,407,893.00           3,407,893.00
                                                                           --------------          -------------
      (29)  Principal Distribution Amount (Line 25 - Line 28)                               (29)   22,806,668.54
                                                                                                   =============


V.    RECONCILIATION OF COLLECTION ACCOUNT:

      AVAILABLE FUNDS

      (30)  Interest Collections                                                     (30)   10,146,620.28
                                                                                            -------------
      (31)  Repurchased Loan Proceeds Related to Interest                            (31)              --
                                                                                            -------------
      (32)  Principal Collections                                                    (32)    9,412,587.56
                                                                                            -------------
      (33)  Prepayments in Full                                                      (33)    9,478,721.16
                                                                                            -------------
      (34)  Prepayments in Full Due to Administrative Repurchases                    (34)              --
                                                                                            -------------
      (35)  Repurchased Loan Proceeds Related to Principal                           (35)              --
                                                                                            -------------
      (36)  Collection of Supplemental Servicing - Extension and Late Fees           (36)      236,926.70
                                                                                            -------------
      (37)  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced   (37)              --
                                                                                            -------------
      (38)  Liquidation Proceeds                                                     (38)    2,171,975.00
                                                                                            -------------
      (39)  Recoveries from Prior Month Charge-Offs                                  (39)      289,238.07
                                                                                            -------------
      (40)  Investment Earnings - Collection Account                                 (40)       16,998.93
                                                                                            -------------
      (41)  Investment Earnings - Spread Account                                     (41)       18,613.80
                                                                                            -------------
      (42)  Proceeds from Swap Agreement                                             (42)              --
                                                                                            -------------
      (43)  Total Available Funds                                                                           (43)   31,771,681.50
                                                                                                                   -------------

      DISTRIBUTIONS:

      (44)  Base Servicing Fee - to Servicer                                         (44)    1,521,720.82
                                                                                            -------------
      (45)  Payment to Swap Provider                                                 (45)      520,797.48
                                                                                            -------------
      (46)  Supplemental Servicing Fee - to Servicer                                 (46)      417,391.09
                                                                                            -------------
      (47)  Indenture Trustee Fees                                                   (47)          250.00
                                                                                            -------------
      (48)  Owner Trustee Fees                                                       (48)              --
                                                                                            -------------
      (49)  Backup Servicer Fees                                                     (49)              --
                                                                                            -------------

      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                              BEGINNING       INTEREST     INTEREST                            CALCULATED
                CLASS        NOTE BALANCE     CARRYOVER      RATE      DAYS     DAYS BASIS      INTEREST
                -----        ------------     ---------      ----      ----     ----------      --------
      (50)    Class A-1               0.00       --        1.25000%     30     Act.Days/360          0.00     (50)        0.00
                                                                                                                    ----------
      (51)   Class A-2-A    173,855,189.88       --        1.59000%     30        30/360       230,358.13     (51)  230,358.13
                                                                                                                    ----------
      (52)   Class A-2-B     98,223,271.12       --        1.21000%     30     Act.Days/360     99,041.80     (52)   99,041.80
                                                                                                                    ----------
      (53)    Class A-3     228,000,000.00       --        1.31000%     30     Act.Days/360    248,900.00     (53)  248,900.00
                                                                                                                    ----------
      (54)    Class A-4     206,000,000.00       --        1.48000%     30     Act.Days/360    254,066.67     (54)  254,066.67
                                                                                                                    ----------
      (55)     Class B      46,417,383.27        --        8.00000%     30        30/360       309,449.22     (55)  309,449.22
                                                                                                                    ----------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT


                                                               MANDATORY
                           PRINCIPAL     PRINCIPAL   EXCESS       NOTE                    TOTAL
                CLASS     DISTRIBUTION   CARRYOVER  PRIN. DUE  PREPAYMENT               PRINCIPAL
                -----     ------------   ---------  ---------  ----------               ---------
      (56)    Class A-1            0.00         --         --          --          --           0.00          (56)          0.00
                                                                                                                   -------------
      (57)   Class A-2-A  14,573,214.19         --         --          --          --  14,573,214.19          (57) 14,573,214.19
                                                                                                                   -------------
      (58)   Class A-2-B   8,233,454.35         --         --          --          --   8,233,454.35          (58)  8,233,454.35
                                                                                                                   -------------
      (59)    Class A-3              --         --         --          --          --             --          (59)            --
                                                                                                                   -------------
      (60)    Class A-4              --         --         --          --          --             --          (60)            --
                                                                                                                   -------------
      (61)     Class B               --         --         --          --          --             --          (61)            --
                                                                                                                   -------------

      (62) Insurer Premiums - to AMBAC                                               (62)    125,266.00
                                                                                             ----------
      (63) Total Distributions                                                                                (63) 26,533,909.74
                                                                                                                   -------------
 (64) Excess Available Funds (or Premium Claim Amount)                                                        (64)  5,237,771.76
                                                                                                                   -------------
 (65) Deposit to Spread Account to Increase to Required Level                                                 (65)            --
                                                                                                                   -------------
 (66) Amount available for Noteholders' Accelerated Principle Amount                                          (66)            --
                                                                                                                   -------------
 (67) Amount available for Deposit into the Note Distribution Account                                         (67)  5,237,771.76
                                                                                                                   -------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

 (68)   Excess Available Funds After Amount to Increase Spread
        to Required Level (Line 64 - Line 65)                                        (68)   5,237,771.76
                                                                                          --------------
 (69)   Spread Account Balance in Excess of Required Spread Balance                  (69)     786,436.85
                                                                                          --------------
 (70)   Total Excess Funds Available                                                 (70)   6,024,208.61
                                                                                          --------------
 (71)   Pro Forma Class A Note Balance (Line 21 - Line 8)                            (71) 679,863,899.46
                                                                                          --------------
 (72)   Required Pro Forma Class A Note Balance (87% x Line 9)                       (72) 683,271,792.46
                                                                                          --------------
 (73)   Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)        (73)             --
                                                                                          --------------
 (74)   Lesser of (Line 72) or (Line 73)                                             (74)             --
                                                                                          --------------
 (75)   Accelerated Principal Amount (Lesser of Line 70 or 74)                                                (75)            --
                                                                                                                  --------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE


VII.         RECONCILIATION OF SPREAD ACCOUNT:

                                                                  INITIAL DEPOSIT                                    TOTAL
                                                                  ---------------                                    -----
 (76)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS         30,034,474.15                                    30,034,474.15
                                                                   -------------                                    -------------

 (77)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
             ADDITIONS TO SPREAD ACCOUNT                                                                      (77)  24,347,533.14
                                                                                                                    -------------
      (78)   Deposit from Collection Account (Line 65)                                 (78)             --
                                                                                             -------------
      (79)   Investments Earnings                                                      (79)      18,613.80
                                                                                             -------------
      (80)   Deposits Related to Subsequent Receivables Purchases                      (80)             --
                                                                                             -------------
      (81)   Total Additions                                                                                  (81)      18,613.80
                                                                                                                    -------------
                                                                                                              (82)  24,366,146.94
                                                                                                                    -------------


             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT

      (83)   3% of the Ending Pool Balance (3% x Line 9)                               (83) 23,561,096.29
                                                                                            -------------
      (84)   Floor Amount (2.25% of Original Pool Balance)         22,525,855.61       (84)            --
                                                                   -------------            -------------
      (85)   If a Spread Cap Event exists then 6% of the
             Ending Pool Balance                                              --       (85)            --
                                                                   -------------            -------------
      (86)   If a Trigger Event exists then an unlimited
             amount as determined by the Controlling Party                             (86)            --
                                                                                            -------------
      (87)   Spread Account Requirement                                                                       (87)  23,561,096.29
                                                                                                                    -------------

             WITHDRAWALS FROM SPREAD ACCOUNT

      (88)   Withdrawal pursuant to Section 5.1(b)
             (Transfer Investment Earnings to
             the Collection Account)                                                   (88)     18,613.80
                                                                                            -------------
      (89)   Withdrawal pursuant to Section 5.7
             (Spread Account Draw Amount)                                              (89)            --
                                                                                            -------------
      (90)   Withdrawal pursuant to Section 5.7(b)(xiv)
             (Other unpaid amounts owed to the Insurer)                                (90)            --
                                                                                            -------------
      (91)   Withdrawal pursuant to Section 5.7(b)(xv)
             (Note Distribution Account - Class A
             Noteholders' Accelerated Principal Amount)                                (91)            --
                                                                                            -------------
      (92)   Withdrawal pursuant to Section 5.7(b)(xvi)
             (Swap Provider - Amounts Due with Respect
             to Transaction II)                                                        (92)            --
                                                                                            -------------
      (93)   Withdrawal pursuant to Section 5.7(b)(xvii)
             (Note Distribution Account - Class B
             Noteholders' Principal)                                                   (93)    786,436.85
                                                                                            -------------

      (94)   Total Withdrawals                                                         (94)    805,050.65
                                                                                            -------------
                                                                                                              (95)     805,050.65
                                                                                                                    -------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                             (96)  23,561,096.29
                                                                                                                    -------------


VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

      (97)   Aggregate Principal Balance                                               (97) 785,369,876.39
                                                                                            --------------
      (98)   End of Period Class A Note Balance                                        (98) 683,271,792.46
                                                                                            --------------
      (99)   Line 97 less Line 98                                                      (99) 102,098,083.93
                                                                                            --------------
      (100)  OC Level (Line 99 / Line 97)                                              (100)         13.00%
                                                                                            --------------
      (101)  Ending Spread Balance as of a percentage of
             Aggregate Principal Balance (Line 96 / Line 97)                           (101)          3.00%
                                                                                            --------------
      (102)  OC Percentage (Line 100 + Line 101)                                                              (102)         16.00%
                                                                                                                            -----


IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

      (103)  Beginning of Period Class B Noteholder Balance                                                   (103) 46,417,383.27
      (104)  Funds Available to the Class B Noteholder                                                        (104)  6,024,208.61
      (105)  Remaining Balance to the Certificateholder                                                       (105)            --




For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com



By:       (S)/Mike Wilhelms
          -----------------
Name:     Mike Wilhelms
          -------------
Title:    Sr. VP & Chief Financial Officer
          --------------------------------
Date:     4-Dec-2003
          ----------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:          11/01/2003
COLLECTION PERIOD ENDING:             11/30/2003
PREV. DISTRIBUTION/CLOSE DATE:        11/12/2003
DISTRIBUTION DATE:                    12/12/2003
DAYS OF INTEREST FOR PERIOD:                  30
DAYS IN COLLECTION PERIOD:                    30
MONTHS SEASONED:                               9


Original Pool Balance                                      $1,001,149,138.34
Beginning of Period Pool Balance                              811,584,437.93
Principal Reduction during preceding Collection Period         26,214,561.54
End of Period Pool Balance                                   $785,369,876.39

I. COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                           CLASS A-1       CLASS A-2-A      CLASS A-2-B       CLASS A-3
                                           ---------       -----------      -----------       ---------
  (1)  Original Note Balance      (1)  $200,000,000.00  $177,000,000.00  $100,000,000.00  $228,000,000.00
                                       ---------------  ---------------  ---------------  ---------------

  (2)  Beginning of Period
       Note Balance               (2)             0.00   173,855,189.88    98,223,271.12   228,000,000.00

  (3)  Note Principal Payments    (3)             0.00    14,573,214.19     8,233,454.35             0.00

  (4)  Preliminary End of
       period Note Balance        (4)             0.00   159,281,975.69    89,989,816.77   228,000,000.00
                                       ---------------  ---------------  ---------------  ---------------

  (5)  Policy Claim Amount        (5)             0.00             0.00             0.00             0.00

  (6)  End of period Note
       Balance                    (6)             0.00   159,281,975.69    89,989,816.77   228,000,000.00
                                       ===============  ===============  ===============  ===============

  (7)  Note Pool Factors
       (6) / (1)                  (7)        0.0000000%      89.9898168%      89.9898168%     100.0000000%
                                       ===============  ===============  ===============  ===============


                                           CLASS A-4         CLASS B           TOTAL
                                           ---------         -------           -----
  (1)  Original Note Balance      (1)  $206,000,000.00  $90,149,138.00  $1,001,149,138.00
                                       ---------------  --------------  -----------------

  (2)  Beginning of Period
       Note Balance               (2)   206,000,000.00   46,417,383.27     752,495,844.27

  (3)  Note Principal Payments    (3)             0.00    6,024,208.61      28,830,877.15

  (4)  Preliminary End of
       period Note Balance        (4)   206,000,000.00   40,393,174.66     723,664,967.12
                                       ---------------  --------------  -----------------

  (5)  Policy Claim Amount        (5)             0.00            0.00               0.00

  (6)  End of period Note
       Balance                    (6)   206,000,000.00   40,393,174.66     723,664,967.12
                                       ===============  ==============  =================

  (7)  Note Pool Factors
       (6) / (1)                  (7)      100.0000000%     44.8070559%        72.2834331%
                                       ===============  ==============  =================

II. NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT

                                       CLASS A-1  CLASS A-2-A  CLASS A-2-B   CLASS A-3    CLASS A-4     CLASS B       TOTAL
                                       ---------  -----------  -----------   ---------    ---------     -------       ------
  (8)  Note Interest Payments     (8)       0.00   230,358.13    99,041.80  248,900.00   254,066.67   309,449.22   1,141,815.81
  (9)  Interest Carryover Amount  (9)       0.00         0.00         0.00        0.00         0.00         0.00           0.00

III. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE

                                       CLASS A-1  CLASS A-2-A  CLASS A-2-B   CLASS A-3    CLASS A-4     CLASS B       TOTAL
                                       ---------  -----------  -----------   ---------    ---------     -------       ------
  (10) Principal Distribution     (10)      0.00        82.33        82.33        0.00         0.00        66.82         231.49
  (11) Interest Distribution      (11)      1.04         1.33         1.01        1.09         1.23         6.67          12.37
                                            ----         ----         ----        ----         ----         ----          -----
  (12) Total Distribution
       (10) + (11)                (12)      1.04        83.66        83.34        1.09         1.23        73.49         243.86

IV. SERVICING FEE PAID TO THE SERVICER

  (13) Base Servicing Fee Paid for the Prior Collection Period                  $1,521,720.82
  (14) Supplemental Servicing Fee Paid for the Prior Collection Period             417,391.09
                                                                                -------------
  (15) Total Fees Paid to the Servicer                                          $1,939,111.91

V. COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                 CUMULATIVE      MONTHLY
                                                                                 ----------      -------
  (16) Original Number of Receivables                                       (16)   65,308
  (17) Beginning of period number of Receivables                            (17)   57,918        57,918
  (18) Number of Subsequent Receivables Purchased                           (18)        0             0
  (19) Number of Receivables becoming Liquidated Receivables during period  (19)    2,837           539
  (20) Number of Receivables becoming Purchased Receivables during period   (20)        0             0
  (21) Number of Receivables paid off during period                         (21)    5,788           696
                                                                                   ------        ------
  (22) End of period number of Receivables                                  (22)   56,683        56,683

VI. STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                    ORIGINAL    PREV.MONTH      CURRENT
                                                                    --------    ----------      -------
  (23) Weighted Average APR of the Receivables               (23)     17.64%         17.61%        17.61%
  (24) Weighted Average Remaining Term of the Receivables    (24)      58.8           51.3          50.5
  (25) Weighted Average Original Term of Receivables         (25)      65.7           65.8          65.8
  (26) Average Receivable Balance                            (26)   $15,330        $14,013       $13,855
  (27) Aggregate Realized Losses                             (27)        $0     $4,742,376    $4,862,040

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

       Receivables with Scheduled Payment delinquent                                            UNITS     DOLLARS     PERCENTAGE
                                                                                                -----     -------     ----------
  (28) 31-60 days                                                                        (28)   3,458   $48,594,687      6.19%
  (29) 61-90 days                                                                        (29)   1,061    14,313,594      1.82%
  (30) over 90 days                                                                      (30)     518     7,366,561      0.94%
                                                                                                -----    ----------      ----
  (31) Receivables with Scheduled Payment delinquent more than 30 days at end of period  (31)   5,037   $70,274,841      8.95%

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

  (32) Total Net Liquidation Losses for the preceding Collection Period                                        (32)    4,862,039.75
  (33) Beginning of Period Pool Balance                                                                        (33)  811,584,437.93
  (34) Net Loss Rate                                                                                           (34)            0.60%

IX. MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

  (35) Aggregate Principal Balance of Receivables extended during the preceding collection period              (35)   18,275,715.77
  (36) Beginning of Period Pool Balance                                                                        (36)  811,584,437.93
  (37) Monthly Extension Rate                                                                                  (37)            2.25%

X. PERFORMANCE TESTS:

   DELINQUENCY RATE

  (38) Receivables with Scheduled Payment delinquent
       > 60 days at end of preceding collection period ( 29 + 30 )          (38)  $21,680,154.70
                                                                                  -----------------
  (39) End of period Principal Balance                                      (39)  785,369,876.39
                                                                                  -----------------
  (40) Delinquency Ratio (38) divided by (39)                                                         (40)  2.76%
                                                                                                            ----
  (41) Delinquency Rate Trigger Level for the Preceding Collection Period                             (41)  8.25%
                                                                                                            ----
  (42) Preceding Collection Period Delinquency Rate Compliance                                        (42)  PASS
                                                                                                            ----

   CUMULATIVE NET LOSS RATIO

  (43)     Cumulative Net Losses incurred prior to the Preceding
           Collection Period                                                (43)      20,964,314.26
                                                                                  -----------------
  (44)     Net Loss incurred in Preceding Collection Period                 (44)       4,862,039.75
                                                                                  -----------------
  (45)     Cumulative Net Losses                                            (45)      25,826,354.01
                                                                                  -----------------
  (46)     Original Pool Balance                                            (46)  $1,001,149,138.34
                                                                                  -----------------

  (47)     Cumulative Net Loss Ratio ((45) / (46))                                                    (47)  2.58%
                                                                                                            ----
  (48)     Cumulative Net Loss Rate Trigger Level for the Preceding
           Collection Period                                                                          (48)  4.68%
                                                                                                            ----
  (49)     Preceding Collection Period Cumulative Net Loss
           Rate Compliance                                                                            (49)  PASS
                                                                                                            ----
   AVERAGE MONTHLY EXTENSION RATE

  (50)     Principal Balance of Receivables extended during preceding
           Collection Period                                                (50)               2.25%
                                                                                  -----------------
  (51)     Principal Balance of Receivables extended during the Second
           Preceding Collection Period                                      (51)               2.16%
                                                                                  -----------------
  (52)     Principal Balance of Receivables extended during the Third
           Preceding Collection Period                                      (52)               1.65%
                                                                                  -----------------
  (53)     Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                      (53)  2.02%
                                                                                                            ----
  (54)     Average Monthly Extension Rate Compliance
           (Extension Rate Maximum = 4%)                                                              (54)  PASS
                                                                                                            ----



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com



By:       (S)/Mike Wilhelms
          -----------------
Name:     Mike Wilhelms
          -------------
Title:    Sr. VP & Chief Financial Officer
          --------------------------------
Date:     4-Dec-2003
          ----------


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